LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

COLLECTION PERIOD:                   JANUARY 1-31, 2005               PAYMENT DATE:     FEB 15 2005
DETERMINATION DATE:                  FEB 09 2005                      REPORT BRANCH:    2043
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                                                                                                                      OVERCOLLAT-
INITIAL DEAL                             TOTAL          CLASS A-1      CLASS A-2        CLASS A-3       CLASS A-4     ERALIZATION
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Class Percentages                            100.00%           17.82%           29.98%         20.93%          30.27%          1.00%
Initial Pool Balance                  230,227,265.77    41,026,498.73    69,028,712.15  48,189,855.65   69,679,926.42   2,302,272.82
Prefunding                            123,308,088.00    21,973,501.27    36,971,287.85  25,810,144.35   37,320,073.58   1,233,080.95
Total Balance                         353,535,353.77    63,000,000.00   106,000,000.00  74,000,000.00  107,000,000.00   3,535,353.77
Note Balance Total                    350,000,000.00    63,000,000.00   106,000,000.00  74,000,000.00  107,000,000.00
Number of Contracts                           12,884
Class Pass Through Rates                                       2.390%           3.040%         3.402%          3.777%
Servicing Fee Rate                          1.75000%
Indenture Trustee Fee                       0.00300%
Custodian Fee                               0.02000%
Backup Servicer Fee                         0.02000%
Insurance Premium Fee                       0.25000%
Class C Certificate Rate                    6.00000%

Initial Weighted Average
        APR                                  10.741%
Initial Weighted Average
        Monthly Dealer
        Participation Fee Rate                 0.000%
Initial Weighted Average Adjusted
        APR (net of Monthly Dealer
        Participation) of Remaining
        Portfolio                             10.741%
Initial Weighted Average Remaining
        Term                                   64.48
Initial Weighted Average Original
        Term                                   68.11

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CURRENT MONTH CERTIFICATE                                                                                             OVERCOLLAT-
      BALANCES                           TOTAL          CLASS A-1      CLASS A-2        CLASS A-3       CLASS A-4     ERALIZATION
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BOP:
Prior Month Pool Balance              222,796,777.95    33,596,010.90    69,028,712.15  48,189,855.65   69,679,926.42   2,302,272.82
Prefunding Pool Balance               123,308,088.00    21,973,501.27    36,971,287.85  25,810,144.35   37,320,073.58   1,233,080.95
Total Pool Balance                    346,104,865.95    55,569,512.17   106,000,000.00  74,000,000.00  107,000,000.00   3,535,353.77
Total Note Balance                    341,956,410.30    54,956,410.30   106,000,000.00  74,000,000.00  107,000,000.00

EOP:
Number of Current Month Closed
        Contracts                                230
Number of Reopened Loans                        0.00
Number of Contracts - EOP                     12,404
Pool Balance  -  EOP                  215,867,225.06    26,666,458.01    69,028,712.15  48,189,855.65   69,679,926.42   2,302,272.82
Prefunding Pool Balance               123,308,088.00    21,973,501.27    36,971,287.85  25,810,144.35   37,320,073.58   1,233,080.95
Total Pool Balance  -  EOP            339,175,313.06    48,639,959.28   106,000,000.00  74,000,000.00  107,000,000.00   3,535,353.77
Total Note Balance - EOP              334,026,594.51    47,026,594.51   106,000,000.00  74,000,000.00  107,000,000.00

Class Collateral Pool Factors             0.95436170       0.74645388       1.00000000     1.00000000      1.00000000

Weighted Average APR of Remaining
        Portfolio                          10.72488%
Weighted Average Monthly Dealer
        Participation Fee Rate              0.00000%
Weighted Average Adjusted APR (net
        of Monthly Dealer
        Participation) of
        Remaining Portfolio                 10.72488%
Weighted Average Remaining Term                62.97
Weighted Average Original Term                 68.19

                                                                     Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

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TOTAL DISTRIBUTION AMOUNT                                                                                      CONTRACTS
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      Monthly Payments:          Principal                                                    3,249,637.17
                                 Interest                                                     2,059,506.92
      Early Payoffs:             Principal Collected                                          3,520,757.20
                                 Early Payoff Excess Servicing Compensation                          11.56
                                 Early Payoff Principal Net of Rule of 78s Adj.               3,520,745.64               223
                                 Interest                                                        37,392.29
      Liquidated Receivable:     Principal Collected                                                  0.00
                                 Liquidated Receivable Excess Servicing Compensation                  0.00
                                 Liquidated Receivable Principal Net of Rule of 78s Adj.              0.00                 0
                                 Interest                                                             0.00
      Purchase Amount:           Principal                                                      159,170.08                 7
                                 Interest                                                         5,817.61
                                                 Total Principal                              6,929,552.89
                                                 Total Interest                               2,102,716.82
                                                 Total Principal and Interest                 9,032,269.71
      Recoveries                                                                                      0.00
      Excess Servicing Compensation                                                                  11.56
      Late Fees & Miscellaneous Fees                                                             31,633.79
      Collection Account Customer Cash                                                        9,063,915.06
      ADDITIONAL COLLECTION ACCOUNT CASH:
      Collection Account Investment Income                                                       13,887.28
      Prefunding Account Investment Income                                                      245,170.59
      Mandatory Special Redemption                                                                    0.00
      Available Funds                                                                         9,322,972.93

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                                                                                             DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                                   AMOUNT          DEFICIENCY CLAIM
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                                                                                              9,322,972.93
Monthly Dealer Participation Fee                                                 0.00         9,322,972.93              0.00
Prior Unpaid Dealer Participation Fee                                            0.00         9,322,972.93
Servicing Fees:                  Current Month Servicing Fee               324,911.97
                                 Prior Period Unpaid Servicing Fee               0.00
                                 Late Fees & Miscellaneous Fees             31,633.79
                                 Excess Servicing Compensation                  11.56
                                                 Total Servicing Fees:     356,557.32         8,966,415.61              0.00
Indenture Trustee Fee                                                          854.89         8,965,560.72              0.00
Custodian Fee                                                                3,713.28         8,961,847.44              0.00
Backup Servicer Fee                                                          3,713.28         8,958,134.16              0.00
Prior Unpaid Indenture Trustee Fee                                               0.00         8,958,134.16              0.00
Prior Unpaid Custodian Fee                                                       0.00         8,958,134.16              0.00
Prior Unpaid Backup Servicer Fee                                                 0.00         8,958,134.16              0.00
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                                                                     Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

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                                                                                      DISTRIBUTION       SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                  AMOUNT            DEFICIENCY CLAIM
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Class A-1 Note Interest:         Current Month                        102,157.86         8,855,976.30              0.00
                                 Prior Carryover Shortfall                  0.00         8,855,976.30
Class A-2 Note Interest:         Current Month                        268,533.33         8,587,442.97              0.00
                                 Prior Carryover Shortfall                  0.00         8,587,442.97
Class A-3 Note Interest:         Current Month                        209,790.00         8,377,652.97              0.00
                                 Prior Carryover Shortfall                  0.00         8,377,652.97
Class A-4 Note Interest:         Current Month                        336,782.50         8,040,870.47              0.00
                                 Prior Carryover Shortfall                  0.00         8,040,870.47
Principal Payment Amount:        Current Month                      2,781,097.24         5,259,773.23              0.00
                                 Prior Carryover Shortfall                  0.00         5,259,773.23
Certificate Insurer:             Reimbursement Obligations                  0.00         5,259,773.23              0.00
                                 Premium                               69,589.10         5,190,184.13              0.00
Class C Interest Payment Amount
                                 Current Month                         39,772.73         5,150,411.40              0.00
                                 Prior Carryover Shortfall                  0.00         5,150,411.40              0.00
Supplemental Enhancement Account                 Reimbursement              0.00         5,150,411.40              0.00
Expenses:                        Trust Collateral Agent                 7,500.00         5,142,911.40              0.00
                                 Indenture Trustee                          0.00         5,142,911.40              0.00
                                 Backup Servicer                            0.00         5,142,911.40              0.00
                                 Custodian                                  0.00         5,142,911.40              0.00
Distribution to (from) the Spread Account                           5,142,911.40                 0.00
Distribution (from) the Supplemental Enhancement Account                    0.00                 0.00

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LIQUIDATED RECEIVABLES
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                                                                                                       Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                             Balance       Units
      BOP Liquidated Receivable Principal Balance              0.00     BOP Cram Down loss Balance        0.00             0.00
      Current Month Cram Down Loss                             0.00     Current Month Cram Down Loss      0.00             0.00
      Liquidation Principal Proceeds                           0.00
      Principal Loss                                           0.00
      Prior Month Cumulative Principal Loss LTD                0.00
      Cumulative Principal Loss LTD                            0.00     Cumulative Cram Down Loss         0.00             0.00

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STATISTICAL INFORMATION
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DELINQUENCY STATUS:               # OF CONTRACTS       AMOUNT              % OF TOTAL POOL BALANCE
      Current                             10,483     188,417,781.81            87.28%
      1-29 Days                            1,826      26,576,487.43            12.31%
      30-59 Days                              77         694,944.42             0.32%
      60-89 Days                              16         164,248.98             0.08%
      90-119 Days                              2          13,762.42             0.01%
      120 Days or More                         0                  -             0.00%
                           Total          12,404     215,867,225.06           100.00%

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                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                      Trigger            Trigger        Event of Default       Event of
                                  Current Month      Threshold            Event            Threshold            Default

Average Delinquency Ratio               0.35345%       5.25%               NO                7.25%                NO
Cumulative Default Rate                    0.01%       1.79%               NO                2.08%                NO
Cumulative Loss Rate                       0.00%       0.90%               NO                1.15%                NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                    CERTIFICATE
                                     INVENTORY                                                        RECOVERY INVENTORY
                                  # OF CONTRACTS       AMOUNT *                                       # OF CONTRACTS     AMOUNT *
Prior Month Inventory                          0           0.00              Prior Month Inventory                 0         0.00
Repurchased                                    0           0.00                        Repurchased                 0         0.00
Adjusted Prior Month Inventory                 0           0.00     Adjusted Prior Month Inventory                 0         0.00
Current Month Repos                            1       5,465.52                Current Month Repos                 0         0.00
Repos Actually Liquidated                      0           0.00       Repos from Trust Liquidation                 0         0.00
Repos Liquidated at 60+ or 150+                0           0.00          Repos Actually Liquidated                 0         0.00
Dealer Payoff                                  0           0.00                      Dealer Payoff                 0         0.00
Redeemed / Cured                               0           0.00                   Redeemed / Cured                 0         0.00
Purchased Repos                                0           0.00                    Purchased Repos                 0         0.00
Current Month Inventory                        1       5,465.52            Current Month Inventory                 0         0.00

                                 * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                 # OF CONTRACTS              AMOUNT
Current Month Balance                          0               0.00
Cumulative Balance                             0               0.00
Current Month Proceeds                                         0.00
Cumulative Proceeds                                            0.00
Current Month Recoveries                                       0.00
Cumulative Recoveries                                          0.00

                                                 RECEIVABLES LIQUIDATED AT 150 OR
                                                 MORE DAYS DELINQUENT, 60 OR MORE
                                                 DAYS PAST THE DATE AVAILABLE FOR SALE             CUMULATIVE RECEIVABLES
                                                 AND BY ELECTION:                                  LIQUIDATED AT 150+ AND 60+:

                                                            Balance             Units                    Balance            Units
Prior Month                                                    0.00                 0                       0.00                0
Current Trust Liquidation Balance                              0.00                 0                       0.00                0
Current Monthly Principal Payments                             0.00
Cram Down Loss                                                 0.00
Reopened Loan Due to NSF                                       0.00                 1
Current Repurchases                                            0.00                 0
Current Recovery Sale Proceeds                                 0.00                -1
Deficiency Balance of Sold Vehicles                            0.00
EOP                                                            0.00                 0                       0.00                0

                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

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STATISTICAL INFORMATION CONTINUED
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      SPREAD ACCOUNT RECONCILIATION
                                                                                      REQUISITE AMOUNT:         3,453,408.99
Initial Deposit                                                          3,453,408.99
BOP Balance                                                              3,453,408.99
Subsequent Transfer Required Deposit                                             0.00
Remaining Distribution Amount                                            5,142,911.40
Investment Income                                                            5,807.15
Current Month Draw                                                               0.00
EOP Balance Prior to Distribution                                        8,602,127.54

Spread Account Release Amount                                            5,148,718.55

EOP Balance                                                              3,453,408.99

Class A Principal Payment Amount                                         5,148,718.55
Class C Supplemental Interest and Carryover Shortfall                            0.00
Class R Certificateholder Distribution                                           0.00

      CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                            7,954,545.45
BOP Balance                                                              7,954,545.45
Supplemental Enhancement Account Deposit                                         0.00
Current Month Draw                                                               0.00
Supplemental Enhancement Account Investment Earnings                        15,826.14
Supplemental Enhancement Account Investment Earnings Amount to
      Class C Certificateholder                                            (15,826.14)
Class C Supplemental Enhancement Amount Before Release                   7,954,545.45

Supplemental Enhancement Account Release Amount                                  0.00

EOP Balance                                                              7,954,545.45

OVERCOLLATERALIZATION AMOUNT                                             5,148,718.55

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                                  16,556,672.99                7.67%

REQUIRED TOTAL ENHANCEMENT AMOUNT                                       21,586,722.51               10.00%

PREFUNDING ACCOUNT RECONCILIATION

      Initial Deposit                                                  123,308,088.00
      BOP Balance                                                      123,308,088.00
      Subsequent Transfer                                                        0.00
      Investment Income Earned                                             245,170.59
      Investment Income Deposited to Note Account                         (245,170.59)
      Mandatory Special Redemption                                               0.00
      Remaining Prefunding Balance                                                          123,308,088.00
      Undistributed Investment Income                                                                 0.00
      EOP Balance Before Release to Servicer                                                123,308,088.00
      Prefunding Account Balance Released to Servicer                            0.00
      EOP Balance                                                      123,308,088.00

                                                                     Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C
TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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           CUMULATIVE LOSS:                                         CUMULATIVE GROSS DEFAULT:
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             UP TO MONTH          TRIGGER EVENT   EVENT OF DEFAULT     UP TO MONTH       TRIGGER EVENT     EVENT OF DEFAULT
                  3                   0.90%            1.15%                3                1.79%               2.08%
                  6                   1.79%            2.10%                6                3.58%               3.81%
                  9                   2.24%            2.67%                9                4.26%               4.85%
                  12                  3.58%            3.81%               12                6.72%               6.92%
                  15                  4.07%            4.33%               15                7.74%               7.87%
                  18                  4.89%            5.19%               18                9.78%               9.44%
                  21                  5.33%            6.06%               21                10.26%             11.02%
                  24                  5.91%            6.58%               24                10.74%             11.96%
                  27                  6.29%            7.10%               27                11.43%             12.91%
                  30                  6.86%            7.61%               30                12.47%             13.84%
                  33                  7.24%            8.14%               33                13.16%             14.79%
                  36                  7.62%            8.48%               36                13.85%             15.42%
                  39                  7.81%            8.65%               39                14.20%             15.73%
                  42                  8.00%            9.00%               42                14.54%             16.36%
                  45                  8.00%            9.00%               45                14.54%             16.36%
                  48                  8.00%            9.00%               48                14.54%             16.36%
                  51                  8.00%            9.00%               51                14.54%             16.36%
                  54                  8.00%            9.00%               54                14.54%             16.36%
                  57                  8.00%            9.00%               57                14.54%             16.36%
                  60                  8.00%            9.00%               60                14.54%             16.36%
                  63                  8.00%            9.00%               63                14.54%             16.36%
                  66                  8.00%            9.00%               66                14.54%             16.36%
                  69                  8.00%            9.00%               69                14.54%             16.36%
                  72                  8.00%            9.00%               72                14.54%             16.36%
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      --------------------------------------------------------------
      AVERAGE DELINQUENCY RATIO:
      --------------------------------------------------------------

             UP TO MONTH          TRIGGER EVENT   EVENT OF DEFAULT
                  12                  5.25%            7.25%
                  24                  6.25%            8.25%
                  72                  7.25%            9.25%
      --------------------------------------------------------------

                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of January 31, 2005 and were performed in conformity with the Sale and Servicing Agreement dated December 1, 2004.

/s/ Maureen E. Morley
---------------------------------
Maureen E. Morley
Vice President and Controller